FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 26, 2000



                   Allegheny Energy, Inc.

   (Exact name of registrant as specified in its charter)



Maryland                 1-267                    13-5531602
(State or other          (Commission File         (IRS Employer
jurisdiction of           Number)                  Identification
incorporation)                                     Number)



                    10435 Downsville Pike
              Hagerstown, Maryland  21740-1766

          (Address of principal executive offices)


Registrant's telephone number,
     Including area code:                     (301) 790-3400

Item 1 - 8.    Not Applicable

Item 9. On October 31, 2000, Senior Vice President and Chief Financial Officer Michael P.
               Morrell made a presentation as part of the Edison Electric Institute's Financial
               Conference in San Francisco. The slides used in the presentation follow.

{Slide 1}

Allegheny Energy, Inc.


                    Perfect Timing


EEI Financial Conference
San Francisco, CA
October 31, 2000

{Slide 2}

Company Data as of June 30, 2000

Direct Sales                                   44.8 billion kWh
Number of Employees                             5,083
(In thousands except per share amounts)
Total Common Stock Equity                      $1,687,696
Number of Shares of
Common Stock Outstanding                       110,436
Book Value Per Share                           $15.28
Long-Term Debt                                 $2,315,098
Total Capitalization                           $4,076,794
Number of Common Shareholders                  43.8
Current Annualized Dividend Per Share          $1.72

Senior Debt Rating:        Moody's  S&P Fitch
  Monongahela Power          A1    A+   AA-
  Potomac Edison             A1    A+   AA-
  West Penn Power            A2    A+   A+
  Allegheny Energy Supply   Baa1   A+   BBB+

Allegheny Energy stock (symbol: AYE) is listed on the New York, Chicago, and Pacific Stock Exchanges.
Dividend Reinvestment and Stock Purchase Plan available.

________________________________________________________________

Allegheny Energy, Inc. (NYSE: AYE), headquartered in Hagerstown, Md., is a strong, diversified energy company on the leading edge of change. We are excited by the challenge of deregulation and dedicated to the goals of increasing shareholder value, becoming a successful national supplier of energy and value-added energy-related services, and diversifying into other ventures related to our core business which enhance value.

The Allegheny Energy family:
* Allegheny Energy Supply Company, LLC, operates and markets retail and wholesale electric generation in competitive markets and operates regulated generation for its affiliates.
* Allegheny Power delivers low-cost, reliable energy to about three million people in parts of Maryland, Ohio, Pennsylvania, Virginia, and West Virginia.
* Allegheny Ventures actively invests in and develops telecommunications and energy-related projects.
* Allegheny Energy Service Corporation provides shared services in support of the Allegheny Energy businesses.

Allegheny Energy was incorporated in Maryland in 1925. We are a registered utility holding company under the Public Utility Holding Company Act of 1935 that has both regulated and unregulated operations and owns 8,593 megawatts (MW) of low-cost generation. Our generation mix is 87 percent coal-fired, 0.7 percent hydroelectric, 9.8 percent pumped-storage, and 2.5 percent oil- and natural gas-fired. Allegheny Energy also has 299 MW of generation committed to us under long-term purchase agreements under the Public Utility Regulatory Policies Act of 1978.

Allegheny Energy's regulated utilities, doing business as Allegheny Power, are Monongahela Power Company, serving customers in West Virginia and Ohio; The Potomac Edison Company, serving customers in Maryland, Virginia, and West Virginia; and West Penn
Power Company, serving customers in Pennsylvania.
For more information, visit our web site at www.alleghenyenergy.com.

           Please direct any questions or comments to:

     Michael P. Morrell   Regis F. Binder   Gregory L. Fries
     (301) 665-2716   (301) 665-2715      (301) 665-2713

{Slide 3}

Certain statements within constitute forward-looking statements with respect to Allegheny Energy, Inc. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Allegheny Energy to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors may affect Allegheny Energy's operations, markets, products, services, and prices. Such factors include, among others, the following: general and economic and business conditions; industry capacity; changes in technology; changes in political, social, and economic conditions; regulatory matters; litigation involving Allegheny Energy; regulatory conditions applicable to Allegheny Energy; the loss of any significant customers; and changes in business strategy or development plans.

{Slide 4}

Our Strategy

*  Grow our successful, low-cost
   generating fleet regionally and then
   nationally

*  Broaden the reach of our world-class
   energy delivery business in
   contiguous territories

*  Add a new dimension of earnings
   growth through Allegheny Ventures,
   seeking out opportunities related to
   our core business

{Slide 5}

Allegheny Energy

                          Allegheny Energy, Inc.
          ________________________|________________________
          |                       |                        |
 Allegheny Energy Supply     Allegheny Power     Allegheny Ventures

{Slide 6}

Financial Performance
Targets

*  Greater than 10% per year
   earnings per share growth

*  Allegheny Ventures will contribute
   10% of total company net income
   in 5 years

*  Non-regulated business growth to
   at least 70% of total within 5 years

{Slide 7}

Allegheny Energy Supply Company
Supply

Strategy: Leverage regional generation strength to become a successful national energy supplier

* Maximize market advantages afforded by our efficient, low-cost generating assets

* Transfer generation owned by regulated affiliates as states deregulate

* Add additional units through acquisition and construction

*  Aggressively market electricity - wholesale and retail

{Slide 8}

{the following is a colored 3-D Column Chart)


Allegheny Energy Supply Company
Capacity Growth 1999 - 2003

     20,000

     18,000                                                   ____ 18,201 MW

     16,000                                   ____    ____

     14,000                   ____    ____
                                                              ____ 13,217 MW
     12,000
                                              ____    ____
MW   10,000
                              ____    ____    ____    ____    ____  9,091 MW
      8,000
                      ____
      6,000

      4,000   ____

      2,000   ____    ____    ____    ____    ____    ____    ____
              1999    2000    2001    2002    2003    2004    2005

              [blue] Owned/Committed  [yellow] Development  [red]Purchase


Data Sheet
                  1999   2000   2001   2002   2003   2004   2005

Owned/Committed   4142   6459   9091   9091   9091   9091   9091
Development                       88     88   1966   1966   4126
Purchase                        4310   4984   4984   4984   4984

{Slide 9}

      Generation Development Plans

Project           Estimated in     NERC
Capacity          Service          Region

   88 MW          2001             ECAR
  540 MW          2003             ECAR
1,250 MW          2003             SPP
   88 MW          2003             ECAR
  540 MW          2005             PJM
1,080 MW          2005             WSCC
  540 MW          2005             ECAR
________
4,126 MW

{Slide 10}

     Generation Purchase Opportunities

     Project           Potential
     Capacity          Closing


     4,130 MW           2001

       674 MW           2002
     ________
     4,984 MW

{Slide 11}

Our Competitive Advantages
Marginal Cost Comparison

_______________ Sell to  _______________ Sell to  _______________
                the west                 the east
     ECAR                     AYE                     MAAC
1.71 cents/kWh  <<<<<<<  1.50 cents/kWh   >>>>>>> 1.86 cents/kWh
_______________          _______________          _______________


AYE's direct or easy access to a number of trading hubs
Allows it to take full advantage of price differences.

Source:  Donaldson, Lufkin & Jenrette

{Slide 12}

Allegheny Power
Delivery

Strategy: Consider growth opportunities inside and outside our traditional service area to deliver full-service energy

* Continue earnings improvement and operational excellence through cost management, operating efficiencies improvement

*  Expand the business, primarily through
   acquisitions, in areas that are contiguous to our franchised territory

{Slide 13}

Allegheny Power
Recent Acquisitions

*  West Virginia Power

     26,000 new electric customers

     24,000 new gas customers

*  Mountaineer Gas Company of West Virginia

     200,000 new gas customers

     11.7 billion cubic feet of gas storage

     Expands service territory to 30,000 square miles and 1.6 million customers

{Slide 14}

Allegheny Ventures
Growth Opportunities

Strategy: Develop unregulated businesses that contribute significantly to AYE earnings over the next five years.

*  Develop high-growth opportunities in
   telecommunications, distributed generation, corporate real estate, and other services

* Focus on opportunities with double digit growth rates

{Slide 15}

Growth Opportunities
Allegheny Communications Connect

*  Delivers fiber optic-based, wholesale
   telecommunications services

*  America's Fiber Network partner

*  Extend network to more than 1,300 miles
   by year end 2000

{Slide 16}

2000 Growth Opportunities
Allegheny Ventures

*  Investment in Genosys Technology Management

*  Distributed generation opportunities

*  Working to extract the value of real
   estate holdings

{Slide 17}

   New Issues

*  Regulation FD

*  PJM West

*  FAS 133

{Slide 18}

                       SEC Regulation FD
                     "That's what they say."

* Prohibits intentional disclosure of material nonpublic information without simultaneous broad public disclosure (required disclosure through 8K filing or news release)

*   Requires prompt public disclosure of
    unintentionally disclosed material information
    (within 24 hours or prior to the next trading day, whichever is the longer period)

* Earnings guidance, either given expressly or indirectly, by private discussion with analysts/investors invites a high degree of risk

* Review and comment on analyst reports/models should be limited to historical fact or factual description

{Slide 19}

                    PJM West

        What it means to Allegheny Energy

*  Expands our reach in Mid-Atlantic energy market

*  Boosts competitiveness  of our generating assets

      ECAR generation capacity reserve rules apply

      Transmission reliability constraints alleviated

* Ability to sell power through bilateral contracts or the PJM Power Exchange

*  Meets requirements of FERC Order 2000

* Gives PJM functional control of our transmission assets

{Slide 20}

                    FAS 133

*    Requires recognition of derivatives at
     fair value

*    Requires fair value changes to be
     recognized in earnings

*    Will increase earnings volatility

{Slide 21}

{the following is a 3-D column chart}


Operating Earning History


$2.70
                                             _____    _____
$2.50
                  _____
$2.30
                           _____    _____
$2.10

$1.90
          _____
$1.70

$1.50
          1995     1996     1997     1998     1999     2000


        Five Year Annual EPS Compound Growth Rate:  7.4%
                Twelve months ended June 30, 2000

Excludes the effects of one-time events

Data Sheet
1995	1996	1997	1998	1999	2000
1.88	2.32	2.12	2.26	2.64	2.69

{Slide 22}

Performance Metrics

                                    Allegheny     Industry
                                     Energy       Average*

EPS Growth                            6.8%          1.9%
  Five years ended 12/31/99

Return on Equity                     17.0%         12.9%
  One-year period ending 6/30/00

  Five-Year Average                  13.4%         11.8%
  1995-1999

Total Return                         10.2%          9.5%
  Five years ended 12/31/99

*  Source - Regulatory Research Associates, Inc.

{Slide 23}

Hidden Value


                         2000E*       P/E       2000 Value

Generation               $1.86       20.0      $37.20

Delivery                  0.93       11.0       10.23

Ventures                  0.06       50.0        3.00
                         _____                 ______

  Sum                    $2.85                 $50.43

                Stock Price (as of 9/30/00) =   38.00
                                               ______

                               Hidden Value =  $12.43

*  Recent Goldman Sachs estimate

{Slide 24}

Why Allegheny ?

Industry expertise

High-quality, low-cost assets

Powerful brand

Hidden value

Proven track record

Sound strategies in unrelated and regulated businesses

Commitment to earnings growth and
Shareholder value

{Slide 25}

                     Allegheny Energy, Inc.


                    Setting the Standard for
                        Others to Follow

{Slide 26}

                     Allegheny Energy, Inc.


                     Presentation Supplement

{Slide 27}


Allegheny Energy, Inc.
Generation Station Data

                                   MW Ownership Split   Net Book Value @ 12/31/99 ($000)

                                            Allegheny             Allegheny
Power            Fuel    Capacity  Mon.     Energy      Mon.      Energy
Station          Type      (MW)    Power    Supply Co.  Power     Supply Co.  Total



Albright 1       Coal     76                76.0                  $6,981      $6,981
Albright 2       Coal     76       76.0                 $11,542               $11,542
Albright 3       Coal     140      140.0                $21,564               $21,564

Armstrong 1      Coal     180               180.0                 $88,853     $88,853
Armstrong 2      Coal     176               176.0                 $53,422     $53,422

Fort Martin 1    Coal     552      138.0    414.0       $7,096    $147,720    $154,816
Fort Martin 2    Coal     561      112.2    448.8       $5,695    $55,717     $61,412

Harrison 1       Coal     650      162.5    487.5       $102,422  $328,488    $430,910
Harrison 2       Coal     650      162.5    487.5       $20,139   $72,409     $92,548
Harrison 3       Coal     650      162.5    487.5       $19,893   $70,417     $90,310

Hatfield 1       Coal     570      156.8    413.2       $36,968   $90,857     $127,825
Hatfield 2       Coal     570      156.8    413.2       $21,973   $42,870     $64,843
Hatfield 3       Coal     570      156.8    413.2       $20,930   $53,408     $74,338

Mitchell 1       Oil      50                50.0                  $14,928     $14,928
Mitchell 2       Oil      82                82.0                  $14,928     $14,928
Mitchell 3       Coal     288               288.0                 $46,663     $46,663

Pleasants 1      Coal     626      156.5    469.5       $68,380   $205,996    $274,376
Pleasants 2      Coal     640      160.0    480.0       $31,941   $107,620    $139,561

Rivesville 5     Coal     48       48.0                 $10,446               $10,446
Rivesville 6     Coal     94       94.0                 $10,446               $10,446

Smith 3          Coal     28                 28.0                 $2,559      $2,559
Smith 4          Coal     87                 87.0                 $22,169     $22,169

Willow Island 1  Coal     55       55.0                 $12,408               $12,408
Willow Island 2  Coal     188      188.0                $29,562               $29,562

Bath County      Pumped   840      226.8     613.2      $162,282  $438,761    $601,043
(AGC)            Storage

Lake Lynn        Hydro    52                 52.0                 $13,055     $13,055

PE Hydro         Hydro    6                  6.0                  $4,995      $4,995

Springdale CT 1  Gas CT   44                 44.0                 $22,634     $22,634
Springdale CT 2  Gas CT   44                 44.0                 $22,634     $22,634

Total Owned Capacity      8,593    2,352.4   6,240.6    $593,687  $1,928,084  $2,521,771

Book Value/KW @ 12/31/99           $252.38   $308.96


* Excludes Springdale 7 and 8, 207 MW of oil-fired capacity in cold reserve, and PURPA capacity of 470 MW under contract.

{Slide 28}

Allegheny Energy Supply Generating Stations
1999 Capacity Factors

Generating                    1999 Net         Capacity
Station                   Generation (MWh)     Factor %

Harrison                  13,657,289            81
Hatfield's Ferry           8,383,345            60
Fort Martin                8,182,188            84
Pleasants                  7,844,721            72
Armstrong                  1,920,970            63
Bath County*               1,526,824            21
Mitchell                   1,477,050            41
Willow Island              1,460,199            70
Albright                   1,174,949            46
Rivesville                   338,728            28
R. Paul Smith                336,613            34
Lake Lynn*                    94,561            21
PE Hydro*                     26,747            72
Allegheny Energy 1&2           6,881            17
                          __________            _____
                          46,431,065            69% *

*System average capacity factor of 69% compares to 68% in 1998
(calculation of average excludes hydro/pumped storage stations)

{Slide 29}

{The following is a graph chart}

% Revenues from Nonutility
Operations

80%  __________________________________________________________

70%  ________________________________________________________._
                                                    .
60%  _______________________________________.__________________
                                   .
50%  __________________________________________________________

40%  __________________________________________________________
                          .
30%  __________________________________________________________

20%  __________________________________________________________

10%  ___.______________________________________________________
                  .

0%   __________________________________________________________

       1998     1999     2000     2001    2002     2003     2004

                                 Year

Data Sheet

Revenues
1998   2576436744  246983410   10%
1999   2808441349  251230796    9%
2000   2885792961  994349885   36%
2001   3221949725  1169956080  57%
2002   3328139582  1760595000  61%
2003   3654866332  2065068000  65%
2004   3961854681  2372297000  70%

Net Income
1998   287000000   -1000000     0%

{Slide 30}

{The following is a graph chart}

% Net Income from Nonutility
Operations

80%  ____________________________________________________________
                                                             .
                                                    .
70%  _______________________________________.____________________
                                   .
60%  ____________________________________________________________

50%  ____________________________________________________________

40%  ____________________________________________________________
                           .
30%  ____________________________________________________________

20%  ____________________________________________________________
                  .
10%  ____________________________________________________________

0%   ___.________________________________________________________

       1998  |  1999  |  2000  |  2001  |  2002  |  2003  |  2004

                                 Year

Data Sheet

Revenues:
1998  2576436744   246983410  10%
1999  2808441349   251230796   9%
2000  2885792961   994349885  34%
2001  3221949725  1169956080  36%
2002  3328139582  1760595000  53%
2003  3654866332  2065068000  57%
2004  3961854681  2372297000  60%

Net Income:
1998  287000000     -1000000   0%
1999  307000000     50000000  16%
2000  306521625    104266575  35%
2001  393024175    179125156  65%
2002  468735508    298384137  69%
2003  524118799    361428791  72%
2004  603049043    425327307  76%

{Slide 31}

                 Historical Quarterly Operating
                Earnings for the Period 1995-1999


   First quarter         28%

   Second quarter        21%

   Third quarter         26%

   Fourth quarter        25%

                        100%

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Allegheny Energy, Inc.

                              /S/ THOMAS K. HENDERSON

                              Name:  Thomas K. Henderson
                              Title:    Vice President



Dated:  October 31, 2000